Exhibit 10.10

AMENDMENT NO. 2 TO
LETTER AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of February 14, 2023 (the “Effective Date”) to the Letter Agreement (as defined below) is entered into by and among CENAQ Energy Corp., a Delaware corporation (“PubCo”), CENAQ Sponsor LLC, a Delaware limited liability company (“Sponsor”), Bluescape Clean Fuels Holdings, LLC, a Delaware limited liability company (the “Company”) and Bluescape Clean Fuels Intermediate Holdings, LLC, a Delaware limited liability company (“Holdings”). Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Letter Agreement (as defined below).

WHEREAS, reference is made to that certain Business Combination Agreement (as the same may be amended, supplemented or modified, the “BCA”), dated as of August 12, 2022, by and among, PubCo, Holdings, the Company, Verde Clean Fuels OpCo, LLC, a Delaware limited liability company and wholly-owned subsidiary of PubCo, and, solely with respect to Section 6.18 of the BCA, Sponsor;

WHEREAS, PubCo, Sponsor, Holdings and the Company are parties to that certain Letter Agreement, dated as of August 12, 2022 (the “Letter Agreement”);

WHEREAS, the parties hereto desire to amend the Letter Agreement as set forth herein; and

WHEREAS, Section 12 of the Letter Agreement provides that the Letter Agreement may be amended by a written instrument executed by all parties thereto.

NOW, THEREFORE, for good and valuable consideration, the undersigned each agree as follows:

1. Amendments.

(a) Effective as of the Effective Date, the third sentence of Section 5(b)(i) of the Letter Agreement is hereby amended and restated in its entirety as follows:

“For purposes of this Letter Agreement, “$15.00 Triggering Event” means the date on which the PubCo VWAP (as defined below) is greater than or equal to $15.00 per share for any 20 Trading Days within any period of 30 consecutive Trading Days; provided that if, during the Forfeiture Period, there is a Company Sale (as defined below) pursuant to which PubCo or the holders of PubCo Class A Common Stock have the right to receive consideration implying a value of PubCo Class A Common Stock (as determined in good faith by the board of directors of PubCo (the “PubCo Board”)) of greater than or equal to $15.00 (for the avoidance of doubt, in the event of a Company Sale (as defined below), such implied value of PubCo Class A Common Stock shall be calculated inclusive of 50% of the Sponsor Subject Shares), then the $15.00 Triggering Event shall be deemed to have occurred.”

(b) Effective as of the Effective Date, the third sentence of Section 5(b)(ii) of the Letter Agreement is hereby amended and restated in its entirety as follows:

“For purposes of this Letter Agreement, “$18.00 Triggering Event” means the date on which the PubCo VWAP is greater than or equal to $18.00 per share for any 20 Trading Days within any period of 30 consecutive Trading Days; provided that if, during the Forfeiture Period, there is a Company Sale pursuant to which PubCo or the holders of PubCo Class A Common Stock have the right to receive consideration implying a value of PubCo Class A Common Stock (as determined in good faith by the PubCo Board) of greater than or equal to $18.00 (for the avoidance of doubt, in the event of a Company Sale (as defined below), such implied value of PubCo Class A Common Stock shall be calculated inclusive of the remaining 50% of the Sponsor Subject Shares), then the $18.00 Triggering Event shall be deemed to have occurred.”

2. Miscellaneous. This Amendment shall be construed and interpreted in a manner consistent with the provisions of the BCA. In the event of any conflict between the terms of this Amendment and the BCA, the terms of the BCA shall govern. The provisions set forth in Sections 8.05 (Waiver), 9.03 (Severability), 9.05 (Parties in Interest), 9.06 (Governing Law), 9.07 (Waiver of Jury Trial), 9.09 (Counterparts), 9.10 (Specific Performance) and 9.11 (No Recourse) of the BCA, as in effect as of the date hereof, are hereby incorporated by reference into, and shall be deemed to apply to, this Amendment, mutatis mutandis.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Effective Date.

CENAQ SPONSOR LLC

By:	/s/ J. Russell Porter
Name:	J. Russell Porter
Title:	Chief Executive Officer

Acknowledged and agreed
as of the Effective Date:

CENAQ Energy Corp.

By:	/s/ J. Russell Porter
Name:	J. Russell Porter
Title:	Chief Executive Officer

Signature Page to Amendment No. 2 to

letter Agreement

Acknowledged and agreed
as of the Effective Date:

Bluescape Clean Fuels Holdings, LLC

By:	/s/ Ernest B. Miller
Name:	Ernest B. Miller
Title:	Chief Executive Officer

Signature Page to Amendment No. 2 to

letter Agreement

Acknowledged and agreed
as of the Effective Date:

Bluescape Clean Fuels INTERMEDIATE HOLDINGS, LLC

By:	/s/ Ernest B. Miller
Name:	Ernest B. Miller
Title:	Chief Executive Officer

Signature Page to Amendment No. 2 to

letter Agreement